UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2017

BOINGO WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35155	95-4856877
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., 23rd Floor Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 586-5180

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On November 2, 2017, Boingo Wireless, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter ended September 30, 2017. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with its regular review of the Company’s corporate governance policies, on October 31, 2017, the Company’s Board of Directors, upon the recommendation of its Nominating and Corporate Governance Committee, approved an amended and restated Code of Ethics and Business Conduct.

The Code of Ethics and Business Conduct was revised and updated to, among other things: (i) clarify the reporting procedures and certain provisions related to compliance and (ii) make certain other non-substantives changes.

The amended and restated Code of Ethics and Business Conduct, is available in the Corporate Governance section of the Company’s investor website at www.investors.boingo.com. The foregoing summary of the amended and restated Code of Ethics and Business Conduct is subject to and qualified in its entirety by reference to the full text of the amended and restated Code of Ethics and Business Conduct, attached hereto as Exhibit 14.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index attached to this report.

EXHIBIT INDEX

Exhibit No.	Description

14.1	Code of Ethics and Business Conduct.

99.1	Press release dated November 2, 2017 entitled “Boingo Wireless Reports Record Third Quarter 2017 Financial Results” issued by Boingo Wireless, Inc. on November 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOINGO WIRELESS, INC.

Date: November 2, 2017	By:	/s/ Peter Hovenier
Peter Hovenier
Chief Financial Officer